Exhibit 24.1

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of common stock of the Company, $0.10 par value per share, that may be issued under the 2016 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement (including post-effective amendments) and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

DATED July 14, 2016

/s/ C. Donald Whitmire, Jr.
C. Donald Whitmire, Jr.

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of common stock of the Company, $0.10 par value per share, that may be issued under the 2016 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement (including post-effective amendments) and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

DATED July 14, 2016

/s/ Gerald J. Ford
Gerald J. Ford

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in her capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of common stock of the Company, $0.10 par value per share, that may be issued under the 2016 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement (including post-effective amendments) and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

DATED July 14, 2016

/s/ Lydia H. Kennard
Lydia H. Kennard

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of common stock of the Company, $0.10 par value per share, that may be issued under the 2016 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement (including post-effective amendments) and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

DATED July 14, 2016

/s/ Andrew Langham
Andrew Langham

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of common stock of the Company, $0.10 par value per share, that may be issued under the 2016 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement (including post-effective amendments) and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

DATED July 14, 2016

/s/ Jon C. Madonna
Jon C. Madonna

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of common stock of the Company, $0.10 par value per share, that may be issued under the 2016 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement (including post-effective amendments) and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

DATED July 14, 2016

/s/ Courtney Mather
Courtney Mather

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of common stock of the Company, $0.10 par value per share, that may be issued under the 2016 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement (including post-effective amendments) and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

DATED July 14, 2016

/s/ Dustan E. McCoy

Dustan E. McCoy

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in her capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Securities Act of 1933 of shares of common stock of the Company, $0.10 par value per share, that may be issued under the 2016 Stock Incentive Plan of the Company, and any amendment or amendments to such Registration Statement (including post-effective amendments) and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

DATED July 14, 2016

/s/ Frances Fragos Townsend
Frances Fragos Townsend